UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21034

SANFORD C. BERNSTEIN FUND II, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2018

Date of reporting period: September 30, 2018

ITEM 1. REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND II, INC.

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

ANNUAL REPORT

SEPTEMBER 30, 2018

Before investing in the Sanford C. Bernstein Fund II, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolio’s prospectus, an additional copy of which may be obtained by visiting our website at www.Bernstein.com and clicking on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.Bernstein.com and click on “Investments”, then “Mutual Fund Information—Mutual Fund Performance at a Glance”.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund II, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.AllianceBernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year. The Fund’s portfolio holdings reports are available on the Commission’s website at www.sec.gov. The Fund’s portfolio holdings reports may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—November 15, 2018

On the following pages, you will find the 2018 annual report for Sanford C. Bernstein Fund II, Inc.—Intermediate Duration Institutional Portfolio (the “Portfolio”). The annual report covers the six- and 12-month periods ended September 30, 2018, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolio and a listing of the Portfolio’s holdings as of the period end.

Equity returns diverged during the 12 months ended September 30, 2018, with US stocks standing out relative to their non-US counterparts. The disparity in equity returns—which emerged mid-way through the period—was partly spurred by intensifying tariff issues. It also mirrored broader economic activity, as the US economy accelerated while non-US countries slowed, following a period when global growth had been unusually synchronized. Interest rates rose, exerting downward pressure on US taxable bond returns, though tax-exempt bond returns were slightly positive.

Several factors buoyed sentiment around US stocks: extremely strong corporate earnings growth, corporate tax cuts, deregulation and a benign inflation backdrop. In contrast, non-US equities were hampered by diverse regional concerns, such as: Italian budget deficits in Europe and significant, though idiosyncratic, economic strains in select markets like Turkey and Argentina. A rising US dollar, higher US interest rates, and heightened vulnerability to trade tensions further depressed non-US markets, especially emerging markets.

Despite this year’s patterns, we continue to expect global equity allocations to provide better risk-adjusted returns than US-only strategies, over the long run. With US equity valuations high, and potential pressures on earnings coming from higher wage and input costs, valuations in non-US markets look more attractive. Overall, we expect that slower economic growth in the years ahead will likely contribute to lower returns on global stocks than have been experienced in the past. In addition, we are likely to see a gradual increase in global interest rates, constraining bond returns.

If you have any questions about your investments in the Portfolio, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.Bernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolio.

Sincerely,

Robert M. Keith

President and Chief Executive Officer

Sanford C. Bernstein Fund II, Inc.

Investment Objectives and Policies

The Portfolio seeks to provide safety of principal and a moderate to high rate of current income. The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”), to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-US dollar denominated foreign securities, and may invest without limit in fixed-income, US dollar denominated foreign securities, in each case in developed- or emerging-market countries.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps.

The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment-grade (BB or below) by national rating agencies (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies.

In managing the Portfolio, the Adviser may use interest-rate forecasting to estimate the best level of interest-rate risk at a given time. The Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall.

(Portfolio Manager Commentary continued on next page)

2018 Annual Report	1

Portfolio Manager Commentary (continued)

The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

Investment Results

The table on page 8 shows the Portfolio’s performance compared to its benchmark, the Bloomberg Barclays US Aggregate Bond Index, for the six- and 12-month periods ended September 30, 2018. The table also includes the Portfolio’s peer group, as represented by the Lipper Core Bond Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some of the funds may have different investment policies and sales and management fees and fund expenses.

During the 12-month period, the Portfolio outperformed the benchmark and Lipper Average. Security decisions contributed relative to the benchmark, as gains from selections within commercial mortgage-backed securities and investment-grade corporates outweighed losses from selections in agency mortgages. Sector positioning was also positive, primarily because of off-benchmark exposures to agency risk-sharing transactions and to high-yield corporates. The Portfolio’s short duration positioning contributed as interest rates rose in the period, while overall yield-curve positioning detracted. Country positioning did not significantly impact returns in the period as losses from an exposure to the eurozone were partly offset by several modest contributors across a range of country positions. Currency investments were a small drag on performance, primarily due to long positions in the Brazilian real and Argentine peso.

During the six-month period, the Portfolio underperformed the benchmark and Lipper Average. Country allocation detracted from performance, primarily due to off-benchmark exposures in the eurozone and Brazil. Security decisions contributed as a result of gains from selection within commercial mortgage-backed securities. The Portfolio’s duration exposure, which is shorter than the benchmark’s, contributed, as interest rates rose across the spectrum. These gains were partially offset by the Portfolio’s overall yield-curve positioning. Sector exposure to high-yield corporates also added to performance, although an allocation to collateralized mortgage obligations detracted. Currency investments did not have a meaningful impact on overall returns in the period.

During both periods, the Portfolio utilized currency forwards to hedge currency exposure as well as to manage active currency risk. Credit default swaps, both single name and index, were used to hedge credit risk as well as to take active credit risk. Treasury futures and interest rate swaps were used to manage duration, country exposure and yield-curve positioning. Variance swaps were used for hedging purposes.

Market Review and Investment Strategy

Fixed-income markets had mixed performance over the 12-month period, as volatility spiked in the latter part of the period on tighter monetary policy and escalating global trade tensions. Developed-market treasuries rallied, outperforming the positive returns of global high yield, while investment-grade securities ended the period in negative territory. Emerging-market debt sectors generally came under pressure from a stronger US dollar, global trade war, a hawkish US Federal Reserve (the “Fed”) and political stress in several emerging-market countries.

The Fed raised interest rates four times in the period, as widely expected. Meanwhile, the European Central Bank started to scale back asset purchases, but updated forward guidance to say that it would not change its policy rate until summer 2019 at the earliest. The Bank of Japan tweaked its monetary policy, holding rates and yields steady, but widening the band around 10-year yields, potentially allowing them to move higher.

(Portfolio Manager Commentary continued on next page)

2	Sanford C. Bernstein Fund II, Inc.

Portfolio Manager Commentary (continued)

Significant volatility shook a broad swath of capital markets. US yields rose dramatically, driven by higher inflation forecasts and expectations for continued rate increases from the Fed. An upsurge in geopolitical uncertainty, including governmental turmoil in Italy, triggered a search for quality. The US administration announced tariffs on imports from China, the European Union, Mexico and Canada, all of which reciprocated with tariffs on the US, triggering a global trade war.

2018 Annual Report	3

Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgaged-backed securities. The Lipper Core Bond Funds Average is the equal-weighted average returns of the portfolios in the relevant Lipper Inc. category; the average portfolios in a category may differ in composition from the Portfolio. The Lipper Core Bond Funds Average contains portfolios that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest-Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and Federal Reserve and other central bank monetary initiatives, as well as the market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio may experience increased interest-rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from funds, such as the Portfolio, that invest largely in fixed-income securities.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest-rate risk and will decrease in price as interest rates rise. For example, generally a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

(Disclosures and Risks continued on next page)

4	Sanford C. Bernstein Fund II, Inc.

Disclosures and Risks (continued)

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and foreign governments have been adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Mortgage-Related Securities Risk: Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest-rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but these techniques, analyses and decisions may not work as intended or may not produce the desired results. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. In addition, the Adviser may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse on effect the value or performance of the Portfolio.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over

(Disclosures and Risks continued on next page)

2018 Annual Report	5

Disclosures and Risks (continued)

recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest-rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. The US government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets. Other governments have tried to support markets by buying stocks and through other market interventions. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Further Federal Reserve or other US or non-US governmental or central bank actions, including interest-rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests.

Current political uncertainty surrounding the European Union (“EU”) and its membership may increase market volatility. The United Kingdom has voted to withdraw from the EU, and one or more other countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU. The financial instability of some countries in the EU, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Portfolio Turnover Risk: The Portfolio’s investment strategies may result in high portfolio turnover. The Portfolio generally buys portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. From time to time, the Portfolio may engage in active short-term trading to

(Disclosures and Risks continued on next page)

6	Sanford C. Bernstein Fund II, Inc.

Disclosures and Risks (continued)

seek short-term profits during periods of fluctuating interest rates or for other reasons. This trading may increase the Portfolio’s rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by the Portfolio and its shareholders.

These risks are discussed in further detail in the Portfolio’s prospectus.

An Important Note About Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolio have been deducted.

The performance shown in this report represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.Bernstein.com or by calling 212.756.4097. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.Bernstein.com, click on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports”, or call Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

2018 Annual Report	7

Historical Performance (Unaudited)

Intermediate Duration Institutional Portfolio vs. Its Benchmark and Lipper Average

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2018	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
Intermediate Duration Institutional Portfolio[1]	-0.22%	-0.98%	2.77%	4.87%	4.46%	5/17/2002
Bloomberg Barclays US Aggregate Bond Index	-0.14	-1.22	2.16	3.77	4.20
Lipper Core Bond Funds Average	-0.14	-1.25	2.06	3.98

[1]	There are no sales charges associated with an investment in the Portfolio. Total returns and average annual returns are therefore the same.

The current prospectus table shows the total annual operating expense ratio for the Portfolio as 0.54%, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the annual operating expense ratio to 0.45%. These waivers/reimbursements may not be terminated before January 29, 2019, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratio shown above may differ from the expense ratio in the Financial Highlights section since they are based on different time periods.

Growth of a $25,000 Investment in the Portfolio

The chart illustrates the total value of an assumed $25,000 minimum investment as compared to the performance of the Portfolio’s benchmark and Lipper Average for the 10-year period ended September 30, 2018.

Portfolio Summary—September 30, 2018 (Unaudited)

Security Type Breakdown[1]

1	All data are as of September 30, 2018. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details).

2	“Other” represents less than 0.2% in Common Stocks, Emerging Markets—Sovereigns and Emerging Markets—Treasuries.

See Disclosures, Risks and Note about Historical Performance on pages 4-7.

8	Sanford C. Bernstein Fund II, Inc.

Expense Example—September 30, 2018 (Unaudited)

As a shareholder of the Fund, you incur various types of costs including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE APRIL 1, 2018	ENDING ACCOUNT VALUE SEPTEMBER 30, 2018	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
SCB Intermediate Duration Institutional Portfolio
Actual	$1,000	$997.80	$2.25	0.45%
Hypothetical**	$1,000	$1,022.81	$2.28	0.45%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Assumes 5% annual return before expenses.

2018 Annual Report	9

Schedule of Investments

Sanford C. Bernstein Fund II, Inc.

Schedule of Investments

Intermediate Duration Institutional Portfolio

September 30, 2018

	Principal Amount (000)		U.S. $ Value
GOVERNMENTS—TREASURIES–22.5%
United States–22.5%
U.S. Treasury Bonds 2.25%, 8/15/46	U.S.$	187	$154,280
2.50%, 2/15/46–5/15/46		6,259	5,458,714
2.75%, 8/15/42–11/15/47		2,344	2,147,848
2.875%, 5/15/43–11/15/46		603	568,318
3.00%, 5/15/42–8/15/48		3,887	3,749,480
3.00%, 5/15/47(a)		1,447	1,393,868
3.125%, 2/15/43–8/15/44		330	325,947
3.375%, 5/15/44		646	665,472
3.625%, 8/15/43–2/15/44		1,981	2,125,712
3.75%, 11/15/43		295	322,979
4.375%, 2/15/38		1,577	1,860,260
4.50%, 2/15/36		2,349	2,786,631
4.75%, 2/15/37		1,525	1,872,891
5.375%, 2/15/31		1,105	1,365,366
5.50%, 8/15/28		1,511	1,823,588
7.125%, 2/15/23		4,028	4,715,907
7.50%, 11/15/24		52	65,049
U.S. Treasury Notes 1.125%, 2/28/21–9/30/21		938	891,054
1.25%, 12/31/18		2,092	2,086,770
1.375%, 2/29/20(b)		10,565	10,364,765
1.375%, 3/31/20–5/31/21		15,065	14,566,098
1.50%, 1/31/19–5/31/20		642	634,438
1.50%, 11/30/19(b)		2,695	2,657,944
1.625%, 6/30/19–10/31/23		38,860	37,479,765
1.75%, 10/31/20–5/31/22		9,528	9,148,802
1.875%, 4/30/22–7/31/22		8,463	8,149,443
2.00%, 12/31/21–8/15/25		8,678	8,394,920
2.125%, 8/31/20–5/15/25		13,386	12,878,885
2.25%, 11/15/25–2/15/27		2,006	1,888,533
2.375%, 8/15/24		5,841	5,648,720
2.50%, 8/15/23–5/15/24		6,094	5,944,854
2.75%, 11/15/23–2/15/24		2,060	2,038,189
2.875%, 5/15/28–8/15/28		6,087	5,994,064
3.50%, 5/15/20		4,800	4,854,000

Total Governments—Treasuries (cost $168,980,011)			165,023,554

CORPORATES—INVESTMENT GRADE–21.9%
Financial Institutions–11.2%
Banking–9.6%
ABN AMRO Bank NV 4.75%, 7/28/25(c)		269	269,847
Banco Santander SA 3.25%, 4/04/26(c)	EUR	400	484,794
3.50%, 4/11/22	U.S.$	1,200	1,174,800
	Principal Amount (000)		U.S. $ Value
5.179%, 11/19/25	U.S.$	1,800	$1,810,314
Bank of America Corp. 4.00%, 1/22/25		1,672	1,648,157
4.20%, 8/26/24		56	56,192
4.45%, 3/03/26		159	159,132
5.00%, 5/13/21		10	10,408
5.875%, 1/05/21		35	36,983
Series DD 6.30%, 3/10/26(d)		335	359,921
Series L 3.95%, 4/21/25		2,450	2,397,472
Series Z 6.50%, 10/23/24(d)		524	564,673
Banque Federative du Credit Mutuel SA 2.75%, 10/15/20(c)		705	695,186
BB&T Corp. 2.625%, 6/29/20		588	582,673
BNP Paribas SA 2.375%, 5/21/20		989	975,441
3.80%, 1/10/24(c)		552	540,264
Series E 2.25%, 1/11/27(c)	EUR	476	556,600
BPCE SA 2.65%, 2/03/21	U.S.$	575	564,242
5.70%, 10/22/23(c)		379	395,104
Capital One Financial Corp. 3.30%, 10/30/24		1,725	1,644,977
4.75%, 7/15/21		90	92,886
Citigroup, Inc. 3.875%, 3/26/25		1,575	1,530,616
4.044%, 6/01/24		2,043	2,049,844
Citizens Bank NA/Providence RI 2.25%, 3/02/20		500	492,205
Commonwealth Bank of Australia/New York NY Series G 2.30%, 3/12/20		420	414,729
Compass Bank 2.875%, 6/29/22		1,785	1,720,508
5.50%, 4/01/20		1,537	1,573,304
Cooperatieve Rabobank UA 3.95%, 11/09/22		443	440,781
4.375%, 8/04/25		1,044	1,032,412
6.875%, 3/19/20(c)	EUR	100	127,123
Cooperatieve Rabobank UA/NY 2.25%, 1/14/20	U.S.$	698	689,757
Credit Agricole SA/London 2.75%, 6/10/20(c)		600	593,802
3.25%, 10/04/24(c)		364	341,465
3.375%, 1/10/22(c)		680	667,971
Credit Suisse Group Funding Guernsey Ltd. 3.80%, 6/09/23		1,440	1,422,763
4.55%, 4/17/26		1,095	1,099,227
Danske Bank A/S 3.875%, 9/12/23(c)		1,744	1,709,312
Discover Bank 4.682%, 8/09/28		386	383,290

10	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value
Fifth Third Bancorp 3.50%, 3/15/22	U.S.$	41	$40,854
Goldman Sachs Group, Inc. (The) 2.35%, 11/15/21		1,483	1,428,277
3.75%, 5/22/25–2/25/26		731	714,602
3.85%, 7/08/24		2,115	2,101,443
5.75%, 1/24/22		510	542,446
Series D 6.00%, 6/15/20		1,203	1,255,920
HSBC Bank USA NA 4.875%, 8/24/20		680	698,999
HSBC Holdings PLC 4.25%, 3/14/24		1,480	1,470,691
4.292%, 9/12/26		741	733,471
5.10%, 4/05/21		255	264,904
HSBC USA, Inc. 2.75%, 8/07/20		300	297,555
ING Bank NV 5.80%, 9/25/23(c)		1,580	1,666,031
JPMorgan Chase & Co. 3.22%, 3/01/25		1,895	1,834,928
3.54%, 5/01/28		2,740	2,613,494
3.625%, 5/13/24		436	432,455
4.40%, 7/22/20		455	464,341
4.50%, 1/24/22		45	46,380
4.625%, 5/10/21		60	61,937
KeyBank NA/Cleveland OH 2.25%, 3/16/20		1,000	986,490
Lloyds Banking Group PLC 4.582%, 12/10/25		1,699	1,665,275
Manufacturers & Traders Trust Co. 2.625%, 1/25/21		1,000	983,510
Mitsubishi UFJ Financial Group, Inc. 3.85%, 3/01/26		286	280,801
Morgan Stanley 3.737%, 4/24/24		682	676,899
5.00%, 11/24/25		1,125	1,164,150
7.25%, 4/01/32		55	70,150
Series F 3.875%, 4/29/24		335	333,761
Series G 3.75%, 2/25/23		39	38,916
4.35%, 9/08/26		1,815	1,799,518
5.50%, 7/28/21		746	784,755
MUFG Bank Ltd. 2.30%, 3/05/20(c)		700	690,438
Nationwide Building Society 4.00%, 9/14/26(c)		1,580	1,479,638
PNC Bank NA 2.60%, 7/21/20		250	247,713
PNC Financial Services Group, Inc. (The) 5.125%, 2/08/20		228	233,903
Royal Bank of Scotland Group PLC 5.125%, 5/28/24		711	710,737
Santander Holdings USA, Inc. 4.40%, 7/13/27		1,525	1,457,412
Santander UK Group Holdings PLC 3.571%, 1/10/23	U.S.$	1,500	$1,457,175
Santander UK PLC 5.00%, 11/07/23(c)		1,050	1,058,610
Standard Chartered PLC 3.95%, 1/11/23(c)		1,100	1,076,757
UBS AG 4.75%, 2/12/26(c)	EUR	135	169,874
UBS AG/Stamford CT 7.625%, 8/17/22	U.S.$	1,584	1,761,487
UBS Group Funding Switzerland AG 4.125%, 9/24/25(c)		836	830,675
US Bancorp Series J 5.30%, 4/15/27(d)		723	724,164
Wells Fargo & Co. 3.069%, 1/24/23		1,445	1,409,222

			70,069,933

Finance–0.2%
GE Capital International Funding Co. Unlimited Co. 2.342%, 11/15/20		200	195,450
Synchrony Financial 4.50%, 7/23/25		1,500	1,450,470

			1,645,920

Insurance–0.9%
Anthem, Inc. 3.30%, 1/15/23		33	32,487
Coventry Health Care, Inc. 5.45%, 6/15/21		165	172,590
Guardian Life Insurance Co. of America (The) 4.85%, 1/24/77(c)		868	851,630
Halfmoon Parent, Inc. 3.75%, 7/15/23(c)		467	466,281
4.125%, 11/15/25(c)		553	551,131
4.375%, 10/15/28(c)		740	736,996
Hartford Financial Services Group, Inc. (The) 5.50%, 3/30/20		86	88,694
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(c)		7	10,726
MetLife Capital Trust IV 7.875%, 12/15/37(c)		970	1,194,536
MetLife, Inc. 3.048%, 12/15/22		75	73,589
4.75%, 2/08/21		270	278,699
10.75%, 8/01/39		25	38,374
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(c)		377	586,555
New York Life Global Funding 1.95%, 2/11/20(c)		703	692,982
Prudential Financial, Inc. 4.50%, 11/15/20		86	88,154
5.70%, 9/15/48		725	722,281
Reliance Standard Life Global Funding II 2.50%, 4/24/19(c)		80	79,808

2018 Annual Report	11

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Swiss Re America Holding Corp. 7.00%, 2/15/26	U.S.$	35	$40,416

			6,705,929

REITS–0.5%
American Tower Corp. 4.70%, 3/15/22		30	30,971
Healthcare Trust of America Holdings LP 2.95%, 7/01/22		205	198,098
Host Hotels & Resorts LP Series D 3.75%, 10/15/23		48	46,869
Welltower, Inc. 4.00%, 6/01/25		3,410	3,362,260

			3,638,198

			82,059,980

Industrial–10.1%
Basic–1.2%
ArcelorMittal 5.50%, 3/01/21		100	103,703
Dow Chemical Co. (The) 3.00%, 11/15/22		15	14,631
4.125%, 11/15/21		30	30,702
4.375%, 11/15/42		87	82,576
Eastman Chemical Co. 3.80%, 3/15/25		496	489,978
Glencore Funding LLC 4.125%, 5/30/23(c)		502	500,705
LYB International Finance BV 4.00%, 7/15/23		330	330,119
LyondellBasell Industries NV 5.75%, 4/15/24		996	1,074,445
Mexichem SAB de CV 4.00%, 10/04/27(c)		750	691,875
4.875%, 9/19/22(c)		365	371,844
Minsur SA 6.25%, 2/07/24(c)		397	410,399
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(c)		1,043	1,016,925
Suzano Austria GmbH 6.00%, 1/15/29(c)		1,103	1,108,879
Vale Overseas Ltd. 6.25%, 8/10/26		1,910	2,074,688
Yamana Gold, Inc. 4.95%, 7/15/24		395	389,940

			8,691,409

Capital Goods–0.4%
Embraer Netherlands Finance BV 5.40%, 2/01/27		1,025	1,045,500
General Electric Co. Series D 5.00%, 1/21/21(d)		372	362,759
United Technologies Corp. 3.95%, 8/16/25		1,318	1,312,794

			2,721,053

Communications—Media–0.7%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 7/23/25	U.S.$	470	$477,830
Comcast Corp. 3.125%, 7/15/22		17	16,784
5.15%, 3/01/20		83	85,309
Cox Communications, Inc. 2.95%, 6/30/23(c)		463	440,517
Time Warner Cable LLC 4.00%, 9/01/21		30	30,157
4.125%, 2/15/21		1,990	2,006,218
4.50%, 9/15/42		505	431,835
5.00%, 2/01/20		90	91,820
Warner Media LLC 3.40%, 6/15/22		80	79,196
3.60%, 7/15/25		1,285	1,231,917

			4,891,583

Communications—Telecommunications–1.2%
AT&T, Inc. 3.40%, 5/15/25		3,960	3,768,574
4.125%, 2/17/26		1,370	1,353,450
7.00%, 10/01/25(c)		135	155,512
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 3/20/25(c)		1,380	1,381,766
Verizon Communications, Inc. 4.862%, 8/21/46		566	567,347
Vodafone Group PLC 3.75%, 1/16/24		559	552,650
4.125%, 5/30/25		1,252	1,243,198
4.375%, 3/16/21		15	15,342

			9,037,839

Consumer Cyclical—Automotive–0.5%
Ford Motor Credit Co. LLC 2.597%, 11/04/19		748	741,328
5.875%, 8/02/21		411	429,433
General Motors Co. 3.50%, 10/02/18		665	665,000
General Motors Financial Co., Inc. 3.10%, 1/15/19		1,411	1,412,002
4.00%, 1/15/25		374	361,407
4.30%, 7/13/25		275	267,402

			3,876,572

Consumer Non-Cyclical–1.4%
Ahold Finance USA LLC 6.875%, 5/01/29		120	139,620
Baxalta, Inc. 3.60%, 6/23/22		5	4,971
Becton Dickinson and Co. 3.734%, 12/15/24		355	347,605
Biogen, Inc. 3.625%, 9/15/22		11	11,024
4.05%, 9/15/25		1,471	1,476,134

12	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value
CVS Health Corp. 4.10%, 3/25/25	U.S.$	830	$827,145
4.30%, 3/25/28		830	822,729
Kimberly-Clark Corp. 3.875%, 3/01/21		35	35,494
Medtronic, Inc. 3.50%, 3/15/25		1,841	1,824,965
Mylan NV 3.125%, 11/22/28(c)	EUR	1,074	1,272,768
Reynolds American, Inc. 6.875%, 5/01/20	U.S.$	300	316,050
Sigma Alimentos SA de CV 4.125%, 5/02/26(c)		221	210,503
Tyson Foods, Inc. 2.65%, 8/15/19		353	352,195
3.95%, 8/15/24		1,211	1,209,401
4.50%, 6/15/22		179	184,315
Zimmer Biomet Holdings, Inc. 2.70%, 4/01/20		694	687,206
Zoetis, Inc. 3.45%, 11/13/20		479	480,897

			10,203,022

Energy–3.2%
Anadarko Finance Co. Series B 7.50%, 5/01/31		20	24,598
Cenovus Energy, Inc. 3.00%, 8/15/22		1,028	988,587
4.25%, 4/15/27		2,196	2,122,851
5.70%, 10/15/19		332	339,712
ConocoPhillips Holding Co. 6.95%, 4/15/29		85	106,202
Encana Corp. 3.90%, 11/15/21		830	833,096
Energy Transfer Partners LP 3.60%, 2/01/23		100	98,201
4.65%, 6/01/21		324	331,711
4.75%, 1/15/26		1,425	1,436,956
Energy Transfer Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		251	254,579
Enterprise Products Operating LLC 3.35%, 3/15/23		95	94,003
5.20%, 9/01/20		691	715,655
Hess Corp. 4.30%, 4/01/27		1,180	1,145,332
Kinder Morgan Energy Partners LP 2.65%, 2/01/19		218	217,834
4.15%, 3/01/22–2/01/24		2,360	2,369,067
6.50%, 9/01/39		725	820,997
6.85%, 2/15/20		18	18,847
Kinder Morgan, Inc./DE 4.30%, 3/01/28		1,015	1,005,307
5.00%, 2/15/21(c)		645	665,395
Marathon Petroleum Corp. 5.125%, 3/01/21		48	49,797
Noble Energy, Inc. 3.85%, 1/15/28	U.S.$	550	$518,969
3.90%, 11/15/24		1,197	1,175,861
4.15%, 12/15/21		557	563,729
Phillips 66 4.30%, 4/01/22		131	134,646
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		1,946	1,874,815
Sabine Pass Liquefaction LLC 5.00%, 3/15/27		811	832,305
5.625%, 3/01/25		1,173	1,250,066
5.875%, 6/30/26		200	215,810
Spectra Energy Partners LP 3.50%, 3/15/25		20	19,272
4.60%, 6/15/21		145	147,859
TransCanada PipeLines Ltd. 3.80%, 10/01/20		10	10,096
Western Gas Partners LP 4.50%, 3/01/28		450	432,180
4.75%, 8/15/28		279	272,840
Williams Cos., Inc. (The) 3.90%, 1/15/25		30	29,384
4.125%, 11/15/20		784	792,506
4.50%, 11/15/23		1,239	1,261,302

			23,170,367

Other Industrial–0.1%
Alfa SAB de CV 5.25%, 3/25/24(c)		915	936,159

Services–0.4%
Expedia Group, Inc. 3.80%, 2/15/28		1,225	1,129,095
S&P Global, Inc. 4.40%, 2/15/26		1,170	1,200,630
Total System Services, Inc. 4.00%, 6/01/23		564	567,102

			2,896,827

Technology–0.9%
Agilent Technologies, Inc. 5.00%, 7/15/20		47	48,411
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, 1/15/24		309	300,373
3.875%, 1/15/27		671	632,424
Dell International LLC/EMC Corp. 5.45%, 6/15/23(c)		805	845,910
6.02%, 6/15/26(c)		918	980,498
Hewlett Packard Enterprise Co. 2.10%, 10/04/19(c)		1,206	1,195,387
3.60%, 10/15/20		20	20,125
KLA-Tencor Corp. 4.65%, 11/01/24		1,265	1,298,434
Lam Research Corp. 2.80%, 6/15/21		566	555,925

2018 Annual Report	13

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Seagate HDD Cayman 4.75%, 1/01/25	U.S.$	687	$659,300

			6,536,787

Transportation—Services–0.1%
Adani Ports & Special Economic Zone Ltd. 3.95%, 1/19/22(c)		925	906,406

			73,868,024

Utility–0.6%
Electric–0.6%
Dominion Energy, Inc. 4.70%, 12/01/44		448	452,377
Duke Energy Carolinas LLC 3.90%, 6/15/21		42	42,650
Enel Chile SA 4.875%, 6/12/28		957	962,264
Exelon Corp. 2.85%, 6/15/20		30	29,739
Exelon Generation Co. LLC 2.95%, 1/15/20		919	916,170
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/24(c)		1,117	1,135,151
Pacific Gas & Electric Co. 4.50%, 12/15/41		55	50,350
6.05%, 3/01/34		104	117,392
TECO Finance, Inc. 5.15%, 3/15/20		730	745,841
Union Electric Co. 6.70%, 2/01/19		30	30,370
Wisconsin Electric Power Co. 4.25%, 12/15/19		23	23,272

			4,505,576

Total Corporates—Investment Grade (cost $161,428,094)			160,433,580

MORTGAGE PASS-THROUGHS–16.6%
Agency ARMs–0.0%
Federal Home Loan Mortgage Corp. Series 2006 3.909% (LIBOR 1 Year + 2.11%), 12/01/36(e)		1	580
Series 2007 4.114% (LIBOR 1 Year + 2.10%), 3/01/37(e)		1	1,170
Federal National Mortgage Association Series 2007 3.325% (LIBOR 1 Year + 1.46%), 2/01/37(e)		2	1,871
3.888% (LIBOR 1 Year + 1.79%), 3/01/37(e)		2	2,065

			5,686

Agency Fixed Rate 15-Year–1.5%
Federal National Mortgage Association Series 2016 2.50%, 10/01/31–12/01/31	U.S.$	7,333	$7,084,162
Series 2017 2.50%, 1/01/32–2/01/32		4,266	4,119,058

			11,203,220

Agency Fixed Rate 30-Year–15.1%
Federal Home Loan Mortgage Corp. Gold Series 2005 5.50%, 1/01/35		47	51,353
Series 2007 5.50%, 7/01/35		300	324,769
Series 2016 4.00%, 2/01/46		2,814	2,867,719
Series 2017 4.00%, 7/01/44		2,149	2,190,154
Series 2018 4.00%, 8/01/48		2,225	2,248,037
Federal National Mortgage Association Series 2003 5.50%, 4/01/33–7/01/33		818	884,496
Series 2004 5.50%, 2/01/34–11/01/34		745	808,476
Series 2005 5.50%, 2/01/35		790	856,828
Series 2006 5.50%, 4/01/36		160	173,968
Series 2007 5.50%, 5/01/36–8/01/37		193	209,151
Series 2008 5.50%, 8/01/37		1	1,191
Series 2009 5.00%, 12/01/39		36	37,730
Series 2010 4.00%, 12/01/40		1,293	1,316,301
5.00%, 6/01/40		33	34,694
Series 2013 4.00%, 10/01/43		4,440	4,518,061
Series 2015 3.00%, 5/01/45–8/01/45		4,824	4,631,227
Series 2017 3.50%, 11/01/47–1/01/48		7,623	7,507,811
Series 2018 3.50%, 11/01/47–2/01/48		46,930	46,220,726
4.00%, 8/01/48–9/01/48		10,214	10,346,417
4.00%, 10/01/48, TBA		830	838,041
4.50%, 9/01/48		7,597	7,886,567
4.50% FNCL, 10/01/48, TBA		9,475	9,774,055
5.00% FNCL, 10/01/48, TBA		3,515	3,689,652
Government National Mortgage Association Series 2016 3.00%, 4/20/46–5/20/46		3,018	2,932,209

			110,349,633

14	Sanford C. Bernstein Fund II, Inc.

Principal Amount (000)			U.S. $ Value
Other Agency Fixed Rate Programs–0.0%
Federal National Mortgage Association Series 2005 5.50%, 3/01/25	U.S.$	107	$114,275

Total Mortgage Pass-Throughs (cost $123,868,883)			121,672,814

COMMERCIAL MORTGAGE-BACKED SECURITIES–8.5%
Non-Agency Fixed Rate CMBS–6.6%
CCUBS Commercial Mortgage Trust Series 2017-C1, Class A4 3.544%, 11/15/50		2,005	1,950,735
CFCRE Commercial Mortgage Trust Series 2016-C4, Class A4 3.283%, 5/10/58		2,808	2,716,175
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 1.00%, 3/13/35(c)		2,495	2,475,014
Citigroup Commercial Mortgage Trust Series 2015-GC27, Class A5 3.137%, 2/10/48		1,468	1,427,163
Series 2015-GC27, Class XA 1.534%, 2/10/48(f)		15,356	1,025,876
Series 2015-GC35, Class A4 3.818%, 11/10/48		630	634,721
Series 2016-C1, Class A4 3.209%, 5/10/49		2,409	2,325,154
Series 2016-GC36, Class A5 3.616%, 2/10/49		705	699,134
Series 2018-B2, Class A4 4.009%, 3/10/51		1,200	1,217,129
Commercial Mortgage Trust Series 2012-CR3, Class E 4.914%, 10/15/45(c)(g)		889	794,776
Series 2013-SFS, Class A1 1.873%, 4/12/35(c)		632	609,424
Series 2014-UBS5, Class A4 3.838%, 9/10/47		1,925	1,945,074
Series 2015-CR24, Class A5 3.696%, 8/10/48		730	732,208
Series 2015-CR25, Class A4 3.759%, 8/10/48		200	201,122
Series 2015-DC1, Class A5 3.35%, 2/10/48		1,000	981,009
Series 2015-LC21, Class XA 0.971%, 7/10/48(f)		2,897	100,573
Series 2015-PC1, Class A5 3.902%, 7/10/50		226	228,875
CSAIL Commercial Mortgage Trust Series 2015-C2, Class A4 3.504%, 6/15/57		675	666,293
Series 2015-C3, Class A4 3.718%, 8/15/48		1,165	1,164,738
Series 2015-C4, Class A4 3.808%, 11/15/48		1,641	1,647,377
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(c)	U.S.$	2,303	$2,291,912
GS Mortgage Securities Trust Series 2013-G1, Class A2 3.557%, 4/10/31(c)		1,499	1,469,677
Series 2013-GC16, Class A2 3.033%, 11/10/46		11	10,499
JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-LDP9, Class AM 5.372%, 5/15/47(g)		210	210,895
Series 2011-C5, Class D 5.586%, 8/15/46(c)(g)		224	223,856
Series 2012-C6, Class E 5.312%, 5/15/45(c)(g)		712	631,162
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class D 4.72%, 8/15/46(c)(g)		472	405,424
Series 2014-C22, Class XA 1.038%, 9/15/47(f)		6,412	256,539
Series 2015-C30, Class A5 3.822%, 7/15/48		725	732,681
Series 2015-C31, Class A3 3.801%, 8/15/48		1,903	1,916,679
Series 2015-C32, Class C 4.817%, 11/15/48(g)		1,000	997,614
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39(g)		276	190,186
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(c)		33	32,441
Series 2015-3, Class A2 2.729%, 4/20/48(c)		900	890,949
Series 2016-4, Class A2 2.579%, 3/10/49(c)		1,099	1,057,927
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C16, Class A5 3.892%, 6/15/47		1,345	1,363,195
Series 2015-C25, Class XA 1.275%, 10/15/48(f)		2,257	128,741
Morgan Stanley Capital I Trust Series 2005-IQ9, Class D 5.00%, 7/15/56(g)(h)		619	575,228
Series 2016-UB12, Class A4 3.596%, 12/15/49		1,105	1,087,588
UBS Commercial Mortgage Trust Series 2018-C10, Class A4 4.313%, 5/15/51		1,350	1,393,916
Series 2018-C8, Class A4 3.983%, 2/15/51		1,320	1,329,280
Series 2018-C9, Class A4 4.117%, 3/15/51		2,100	2,135,168

2018 Annual Report	15

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/45	U.S.$	2,348	$2,291,810
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class C 1.00%, 9/15/48(g)		975	957,252
Series 2016-NXS6, Class C 4.455%, 11/15/49(g)		1,030	1,020,415
WF-RBS Commercial Mortgage Trust Series 2014-C20, Class A2 3.036%, 5/15/47		960	959,925

			48,103,529

Non-Agency Floating Rate CMBS–1.9%
Ashford Hospitality Trust Series 2018-ASHF, Class A 3.058% (LIBOR 1 Month + 0.90%), 4/15/35(c)(e)		1,116	1,118,138
Series 2018-KEYS, Class A 3.158% (LIBOR 1 Month + 1.00%), 5/15/35(c)(e)		1,500	1,501,376
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 3.158% (LIBOR 1 Month + 1.00%), 11/15/33(c)(e)(g)		2,435	2,462,657
BHMS Series 2018-ATLS, Class A 3.408% (LIBOR 1 Month + 1.25%), 7/15/35(c)(e)		1,480	1,481,882
Braemar Hotels & Resorts Trust Series 2018-PRME, Class A 2.978% (LIBOR 1 Month + 0.82%), 6/15/35(c)(e)		900	899,675
BX Trust Series 2017-IMC, Class A 3.208% (LIBOR 1 Month + 1.05%), 10/15/32(c)(e)		1,625	1,626,550
Credit Suisse Mortgage Trust Series 2016-MFF, Class D 6.758% (LIBOR 1 Month + 4.60%), 11/15/33(c)(e)(g)		393	393,022
Great Wolf Trust Series 2017-WOLF, Class A 3.158% (LIBOR 1 Month + 0.85%), 9/15/34(c)(e)		1,261	1,261,407
H/2 Asset Funding NRE Series 2015-1A, Class AFL 3.866% (LIBOR 1 Month + 1.65%), 6/24/49(e)(g)(i)		194	194,412
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 4.081% (LIBOR 1 Month + 1.95%), 11/15/26(c)(e)		418	417,914
RETL Series 2018-RVP, Class A 3.258% (LIBOR 1 Month + 1.10%), 3/15/33(c)(e)		587	588,748
Starwood Retail Property Trust Series 2014-STAR, Class A 3.378% (LIBOR 1 Month + 1.22%), 11/15/27(c)(e)	U.S.$	1,909	$1,910,948

			13,856,729

Agency CMBS–0.0%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K010, Class A1 3.32%, 7/25/20		6	5,881
Series K021, Class A1 1.603%, 1/25/22		49	47,508
Series K025, Class A1 1.875%, 4/25/22		79	77,176

			130,565

Total Commercial Mortgage-Backed Securities (cost $63,779,101)			62,090,823

ASSET-BACKED SECURITIES–7.0%
Autos—Fixed Rate–4.1%
AmeriCredit Automobile Receivables Trust Series 2017-3, Class A2A 1.69%, 12/18/20		386	384,638
Avis Budget Rental Car Funding AESOP LLC Series 2013-2A, Class A 2.97%, 2/20/20(c)		2,113	2,113,513
Series 2016-1A, Class A 2.99%, 6/20/22(c)		742	732,119
Series 2018-1A, Class A 3.70%, 9/20/24(c)		1,700	1,690,896
CarMax Auto Owner Trust Series 2015-4, Class A3 1.56%, 11/16/20		47	46,923
CPS Auto Receivables Trust Series 2017-D, Class A 1.87%, 3/15/21(c)		950	945,584
CPS Auto Trust Series 2017-A, Class A 1.68%, 8/17/20(c)		130	129,405
Drive Auto Receivables Trust Series 2017-1, Class B 2.36%, 3/15/21		98	97,451
Series 2017-3, Class B 2.30%, 5/17/21		1,730	1,727,433
DT Auto Owner Trust Series 2017-3A, Class A 1.73%, 8/17/20(c)		103	102,899
Series 2018-1A, Class A 2.59%, 5/17/21(c)		1,022	1,020,899
Exeter Automobile Receivables Trust Series 2016-1A, Class D 8.20%, 2/15/23(c)		520	550,820
Series 2016-3A, Class A 1.84%, 11/16/20(c)		46	46,175

16	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value
Series 2017-2A, Class A 2.11%, 6/15/21(c)	U.S.$	231	$230,377
Series 2017-3A, Class A 2.05%, 12/15/21(c)		884	880,209
Series 2018-2A, Class A 2.79%, 7/15/21(c)		1,360	1,358,584
First Investors Auto Owner Trust Series 2016-2A, Class A1 1.53%, 11/16/20(c)		46	46,002
Flagship Credit Auto Trust Series 2016-2, Class D 8.56%, 11/15/23(c)		620	657,515
Series 2016-4, Class A2 1.96%, 2/16/21(c)		444	442,651
Series 2016-4, Class D 3.89%, 11/15/22(c)		570	567,552
Series 2017-3, Class A 1.88%, 10/15/21(c)		538	534,549
Series 2017-4, Class A 2.07%, 4/15/22(c)		522	518,037
Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31%, 4/15/26(c)		2,407	2,391,243
Series 2016-1, Class A 2.31%, 8/15/27(c)		1,232	1,205,467
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A1 1.98%, 1/15/22		1,755	1,731,889
Series 2016-1, Class A1 1.76%, 2/15/21		55	54,825
Series 2017-1, Class A1 2.07%, 5/15/22		1,275	1,254,379
Harley-Davidson Motorcycle Trust Series 2015-1, Class A3 1.41%, 6/15/20		30	30,449
Hertz Vehicle Financing II LP Series 2015-1A, Class B 3.52%, 3/25/21(c)		669	664,858
Series 2017-1A, Class A 2.96%, 10/25/21(c)		1,500	1,480,190
Series 2018-1A, Class A 3.29%, 2/25/24(c)		710	690,528
Hertz Vehicle Financing LLC Series 2018-2A, Class A 3.65%, 6/27/22(c)		1,300	1,294,986
Santander Drive Auto Receivables Trust Series 2017-3, Class A2 1.67%, 6/15/20		135	134,943
Westlake Automobile Receivables Trust Series 2016-3A, Class E 5.69%, 10/16/23(c)		1,000	1,020,956
Series 2018-3A, Class A1 2.53%, 9/16/19(c)		1,624	1,623,850
Wheels SPV 2 LLC Series 2016-1A, Class A3 1.87%, 5/20/25(c)		1,325	1,312,142

			29,714,936

Other ABS—Fixed Rate–1.8%
CLUB Credit Trust Series 2017-P1, Class A 2.42%, 9/15/23(c)(g)	U.S.$	643	$641,523
CNH Equipment Trust Series 2015-A, Class A4 1.85%, 4/15/21		1,217	1,214,616
Consumer Loan Underlying Bond Credit Trust Series 2018-P1, Class A 3.39%, 7/15/25(c)(g)		797	796,239
Marlette Funding Trust Series 2017-1A, Class A 2.827%, 3/15/24(c)(g)		138	138,086
Series 2017-2A, Class A 2.39%, 7/15/24(c)(g)		270	269,637
Series 2017-3A, Class A 2.36%, 12/15/24(c)(g)		283	282,246
Series 2017-3A, Class B 3.01%, 12/15/24(c)(g)		415	412,066
Series 2018-1A, Class A 2.61%, 3/15/28(c)(g)		924	920,679
Series 2018-3A, Class A 3.20%, 9/15/28(c)(g)		670	669,768
Prosper Marketplace Issuance Trust Series 2017-2A, Class B 3.48%, 9/15/23(c)(g)		360	359,455
SBA Tower Trust Series 2015-1A,Class C 3.156%, 10/08/20(c)(g)		1,340	1,329,950
SoFi Consumer Loan Program LLC Series 2016-2, Class A 3.09%, 10/27/25(c)(g)		246	245,703
Series 2016-3, Class A 3.05%, 12/26/25(c)(g)		329	327,704
Series 2017-2, Class A 3.28%, 2/25/26(c)(g)		451	450,508
Series 2017-5, Class A2 2.78%, 9/25/26(c)(g)		1,475	1,448,769
Series 2017-6, Class A2 2.82%, 11/25/26(c)(g)		1,380	1,365,329
SoFi Consumer Loan Program Trust Series 2018-1, Class A1 2.55%, 2/25/27(c)(g)		1,050	1,045,260
Series 2018-3, Class A2 3.67%, 8/25/27(c)(g)		1,206	1,206,305

			13,123,843

Credit Cards—Fixed Rate–1.1%
Barclays Dryrock Issuance Trust Series 2015-1, Class A 2.20%, 12/15/22		100	98,909
Series 2015-4, Class A 1.72%, 8/16/21		1,130	1,129,713
Chase Issuance Trust Series 2012-A7, Class A7 2.16%, 9/15/24		200	191,918

2018 Annual Report	17

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
GE Capital Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22	U.S.$	2,042	$2,040,057
Synchrony Credit Card Master Note Trust Series 2016-1, Class A 2.04%, 3/15/22		100	99,750
World Financial Network Credit Card Master Trust Series 2017-B, Class A 1.98%, 6/15/23		1,300	1,289,441
Series 2018-A, Class A 3.07%, 12/16/24		2,100	2,087,029
Series 2018-B, Class M 3.81%, 7/15/25		1,100	1,099,854

			8,036,671

Home Equity Loans—Floating Rate–0.0%
Asset Backed Funding Certificates Trust Series 2003-WF1, Class A2 3.341% (LIBOR 1 Month + 1.13%), 12/25/32(e)(g)		136	136,262
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates Series 2004-1, Class 1A 2.516% (LIBOR 1 Month + 0.30%), 4/25/34(e)(g)		78	75,618

			211,880

Home Equity Loans—Fixed Rate–0.0%
Credit-Based Asset Servicing & Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33(g)		102	102,606

Total Asset-Backed Securities (cost $51,402,030)			51,189,936

COLLATERALIZED MORTGAGE OBLIGATIONS–5.1%
Risk Share Floating Rate–3.6%
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 8.716% (LIBOR 1 Month + 6.50%), 4/25/26(e)(i)		48	48,563
Bellemeade Re Ltd. Series 2018-2A, Class M1B 3.422% (LIBOR 1 Month + 1.35%), 8/25/28(c)(e)		412	415,559
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 6.314% (LIBOR 1 Month + 4.25%), 11/25/23(e)		1,177	1,311,889
Series 2014-DN3, Class M3 6.064% (LIBOR 1 Month + 4.00%), 8/25/24(e)		692	755,804
Series 2014-DN4, Class M3 6.766% (LIBOR 1 Month + 4.55%), 10/25/24(e)	U.S.$	230	$255,610
Series 2014-HQ3, Class M3 6.966% (LIBOR 1 Month + 4.75%), 10/25/24(e)		828	918,529
Series 2015-DNA2, Class M2 4.664% (LIBOR 1 Month + 2.60%), 12/25/27(e)		643	656,072
Series 2015-DNA2, Class M3 6.116% (LIBOR 1 Month + 3.90%), 12/25/27(e)		1,250	1,380,097
Series 2015-HQ1, Class M3 6.016% (LIBOR 1 Month + 3.80%), 3/25/25(e)		250	267,255
Series 2015-HQ2, Class M2 4.166% (LIBOR 1 Month + 1.95%), 5/25/25(e)		188	193,249
Series 2015-HQA1, Class M2 4.866% (LIBOR 1 Month + 2.65%), 3/25/28(e)		548	556,728
Series 2016-DNA1, Class M2 5.116% (LIBOR 1 Month + 2.90%), 7/25/28(e)		207	211,645
Series 2016-DNA2, Class M3 6.866% (LIBOR 1 Month + 4.65%), 10/25/28(e)		1,000	1,151,277
Series 2016-DNA4, Class M2 3.516% (LIBOR 1 Month + 1.30%), 3/25/29(e)		250	252,161
Series 2016-HQA2, Class M2 4.466% (LIBOR 1 Month + 2.25%), 11/25/28(e)		197	201,038
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 1M2 5.216% (LIBOR 1 Month + 3.00%), 7/25/24(e)		552	591,457
Series 2014-C04, Class 2M2 7.216% (LIBOR 1 Month + 5.00%), 11/25/24(e)		355	401,180
Series 2015-C01, Class 1M2 6.516% (LIBOR 1 Month + 4.30%), 2/25/25(e)		1,655	1,823,534
Series 2015-C01, Class 2M2 6.766% (LIBOR 1 Month + 4.55%), 2/25/25(e)		482	521,912
Series 2015-C02, Class 1M2 6.216% (LIBOR 1 Month + 4.00%), 5/25/25(e)		788	866,318
Series 2015-C02, Class 2M2 6.216% (LIBOR 1 Month + 4.00%), 5/25/25(e)		503	541,994
Series 2015-C03, Class 1M2 7.216% (LIBOR 1 Month + 5.00%), 7/25/25(e)		907	1,035,262

18	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value
Series 2015-C03, Class 2M2 7.216% (LIBOR 1 Month + 5.00%), 7/25/25(e)	U.S.$	912	$1,018,586
Series 2015-C04, Class 1M2 7.916% (LIBOR 1 Month + 5.70%), 4/25/28(e)		306	355,503
Series 2015-C04, Class 2M2 7.766% (LIBOR 1 Month + 5.55%), 4/25/28(e)		896	1,016,696
Series 2016-C01, Class 1M2 8.966% (LIBOR 1 Month + 6.75%), 8/25/28(e)		1,131	1,356,883
Series 2016-C01, Class 2M2 9.166% (LIBOR 1 Month + 6.95%), 8/25/28(e)		833	983,793
Series 2016-C02, Class 1M2 8.216% (LIBOR 1 Month + 6.00%), 9/25/28(e)		925	1,088,217
Series 2016-C03, Class 2M2 8.116% (LIBOR 1 Month + 5.90%), 10/25/28(e)		2,103	2,434,376
Series 2016-C05, Class 2M2 6.666% (LIBOR 1 Month + 4.45%), 1/25/29(e)		2,105	2,348,224
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 6.466% (LIBOR 1 Month + 4.25%), 11/25/24(e)(i)		195	211,744
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 7.466% (LIBOR 1 Month + 5.25%), 11/25/25(e)(i)		680	765,695
Series 2015-WF1, Class 2M2 7.716% (LIBOR 1 Month + 5.50%), 11/25/25(e)(i)		205	237,761

			26,174,611

Agency Floating Rate–1.0%
Federal Home Loan Mortgage Corp. REMICs Series 4416, Class BS 3.942% (6.10% - LIBOR 1 Month), 12/15/44(e)(j)		3,822	572,701
Series 4693, Class SL 3.992% (6.15% - LIBOR 1 Month), 6/15/47(e)(j)		3,501	575,023
Series 4727, Class SA 4.042% (6.20% - LIBOR 1 Month), 11/15/47(e)(j)		2,715	440,693
Federal National Mortgage Association REMICs Series 2011-131, Class ST 4.324% (6.54% - LIBOR 1 Month), 12/25/41(e)(j)		1,895	324,579
Series 2012-70, Class SA 4.334% (6.55% - LIBOR 1 Month), 7/25/42(e)(j)		3,371	598,836
Series 2016-106, Class ES 3.784% (6.00% - LIBOR 1 Month), 1/25/47(e)(j)	U.S.$	3,611	$563,301
Series 2017-16, Class SG 3.834% (6.05% - LIBOR 1 Month), 3/25/47(e)(j)		3,651	566,535
Series 2017-73, Class SA 3.934% (6.15% - LIBOR 1 Month), 9/25/47(e)(j)		4,067	718,214
Series 2017-97, Class LS 3.984% (6.20% - LIBOR 1 Month), 12/25/47(e)(j)		2,535	439,800
Series 2017-97, Class SW 3.984% (6.20% - LIBOR 1 Month), 12/25/47(e)(j)		2,811	465,005
Government National Mortgage Association Series 2017-134, Class SE 4.035% (6.20% - LIBOR 1 Month), 9/20/47(e)(j)		3,231	500,644
Series 2017-43, Class ST 3.935% (6.10% - LIBOR 1 Month), 3/20/47(e)(j)		4,512	661,618
Series 2017-65, Class ST 3.985% (6.15% - LIBOR 1 Month), 4/20/47(e)(j)		4,039	655,517

			7,082,466

Non-Agency Fixed Rate–0.3%
Alternative Loan Trust Series 2005-20CB, Class 3A6 5.50%, 7/25/35		134	127,962
Series 2005-57CB, Class 4A3 5.50%, 12/25/35		294	254,364
Series 2006-24CB, Class A16 5.75%, 8/01/36		616	517,837
Series 2006-28CB, Class A14 6.25%, 10/25/36		450	370,134
Series 2006-J1, Class 1A13 5.50%, 2/25/36		349	315,284
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 3.899%, 5/25/35		272	274,110
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-13, Class 1A19 6.25%, 9/25/36		141	115,872
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36		495	404,291
Residential Funding Mortgage Securities I Trust Series 2005-SA3, Class 3A 4.335%, 8/25/35		5	5,090
Wells Fargo Mortgage Backed Securities Trust Series 2007-8, Class 2A5 5.75%, 7/25/37		127	126,112

			2,511,056

2018 Annual Report	19

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Non-Agency Floating Rate–0.2%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 2.406% (LIBOR 1 Month + 0.19%), 12/25/36(e)	U.S.$	1,324	$780,698
HomeBanc Mortgage Trust Series 2005-1, Class A1 2.466% (LIBOR 1 Month + 0.25%), 3/25/35(e)		440	385,366

			1,166,064

Agency Fixed Rate–0.0%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 2.863%, 5/28/35(g)		323	302,644

Total Collateralized Mortgage Obligations (cost $35,767,614)			37,236,841

INFLATION-LINKED SECURITIES–4.3%
Japan–0.8%
Japanese Government CPI Linked Bond Series 22 0.10%, 3/10/27	JPY	644,028	5,920,554

United States–3.5%
U.S. Treasury Inflation Index 0.375%, 7/15/25 (TIPS)	U.S.$	11,135	10,778,102
0.625%, 7/15/21 (TIPS)		5,434	5,418,780
1.25%, 7/15/20 (TIPS)		9,296	9,400,903

			25,597,785

Total Inflation-Linked Securities (cost $32,085,596)			31,518,339

CORPORATES—NON-INVESTMENT GRADE–3.0%
Industrial–1.6%
Communications—Media–0.2%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.00%, 3/01/23(c)		906	867,966
CSC Holdings LLC 6.75%, 11/15/21		235	247,789
Ziggo BV 5.50%, 1/15/27(c)		262	245,339

			1,361,094

Communications—Telecommunications–0.3%
Sprint Capital Corp. 6.90%, 5/01/19		1,825	1,855,240

Consumer Cyclical—Automotive–0.0%
Adient Global Holdings Ltd. 4.875%, 8/15/26(c)		258	229,873

Consumer Cyclical—Other–0.2%
International Game Technology PLC 6.50%, 2/15/25(c)	U.S.$	890	$923,357
KB Home 4.75%, 5/15/19		571	574,352

			1,497,709

Consumer Cyclical—Retailers–0.0%
Group 1 Automotive, Inc. 5.00%, 6/01/22		100	99,713

Consumer Non-Cyclical–0.2%
HCA, Inc. 5.25%, 6/15/26		20	20,574
5.375%, 9/01/26		842	851,178
Spectrum Brands, Inc. 5.75%, 7/15/25		932	942,550

			1,814,302

Energy–0.5%
Antero Resources Corp. 5.125%, 12/01/22		185	187,797
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		664	486,101
Nabors Industries, Inc. 5.10%, 9/15/23		150	143,063
5.50%, 1/15/23		1,228	1,210,501
PDC Energy, Inc. 5.75%, 5/15/26		894	850,713
QEP Resources, Inc. 5.25%, 5/01/23		33	32,189
Sunoco LP/Sunoco Finance Corp. 4.875%, 1/15/23(c)		858	849,952

			3,760,316

Technology–0.1%
Western Digital Corp. 4.75%, 2/15/26		928	898,870

Transportation—Services–0.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 3/15/25(c)		535	501,525

			12,018,642

Financial Institutions–1.3%
Banking–1.1%
Barclays Bank PLC 6.86%, 6/15/32(c)(d)		226	245,996
Barclays PLC 5.20%, 5/12/26		466	458,055
CIT Group, Inc. 5.25%, 3/07/25		703	716,505
Citigroup, Inc. 5.95%, 1/30/23(d)		481	491,019
Credit Suisse Group AG 7.50%, 7/17/23–12/11/23(c)(d)		832	861,511

20	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value
Goldman Sachs Group, Inc. (The) Series P 1.00%, 11/10/22(d)	U.S.$	908	$860,030
ING Groep NV 6.875%, 4/16/22(c)(d)		750	762,667
Intesa Sanpaolo SpA 5.017%, 6/26/24(c)		757	683,571
Royal Bank of Scotland Group PLC 2.006% (EURIBOR 3 Month + 2.33%), 12/31/18(c)(d)(e)	EUR	250	280,103
8.625%, 8/15/21(d)	U.S.$	940	1,005,443
Series U 4.654% (LIBOR 3 Month + 2.32%), 9/30/27(d)(e)		800	753,576
Standard Chartered PLC 3.849% (LIBOR 3 Month + 1.51%), 1/30/27(c)(d)(e)		400	334,004
7.50%, 4/02/22(c)(d)		453	465,458
7.75%, 4/02/23(c)(d)		200	205,152

			8,123,090

Finance–0.1%
Navient Corp. 6.625%, 7/26/21		935	973,401
7.25%, 1/25/22		134	141,556

			1,114,957

Insurance–0.1%
Voya Financial, Inc. 5.65%, 5/15/53		395	397,643

			9,635,690

Utility–0.1%
Electric–0.1%
AES Corp./VA 4.00%, 3/15/21		684	682,324

Total Corporates—Non-Investment Grade (cost $22,799,621)			22,336,656

AGENCIES–2.2%
Agency Debentures–2.2%
Federal National Mortgage Association 6.25%, 5/15/29		355	447,175
6.625%, 11/15/30		260	344,105
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		16,374	15,488,658

Total Agencies (cost $16,175,233)			16,279,938

LOCAL GOVERNMENTS—US MUNICIPAL BONDS–0.4%
United States–0.4%
State of California Series 2010 7.625%, 3/01/40 (cost $2,139,678)	U.S.$	2,040	$2,970,546

EMERGING MARKETS—CORPORATE BONDS–0.4%
Industrial–0.3%
Capital Goods–0.0%
Odebrecht Finance Ltd. 5.25%, 6/27/29(c)		656	206,640

Consumer Non-Cyclical–0.1%
BRF SA 3.95%, 5/22/23(c)		370	334,388
Minerva Luxembourg SA 5.875%, 1/19/28(c)		200	178,100
6.50%, 9/20/26(c)		309	289,301

			801,789

Energy–0.1%
Petrobras Global Finance BV 6.25%, 3/17/24		596	597,341

Transportation—Services–0.1%
Rumo Luxembourg SARL 5.875%, 1/18/25(c)		672	624,960

			2,230,730

Utility–0.1%
Electric–0.1%
Genneia SA 8.75%, 1/20/22(c)		497	463,452
Terraform Global Operating LLC 6.125%, 3/01/26(c)		286	274,992

			738,444

Total Emerging Markets—Corporate Bonds (cost $3,600,256)			2,969,174

QUASI-SOVEREIGNS–0.2%
Quasi-Sovereign Bonds–0.2%
Indonesia–0.2%
Pertamina Persero PT 6.45%, 5/30/44(c)		650	706,875
Perusahaan Listrik Negara PT 5.45%, 5/21/28(c)		897	925,031

Total Quasi-Sovereigns (cost $1,595,962)			1,631,906

2018 Annual Report	21

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
GOVERNMENTS—SOVEREIGN BONDS–0.1%
Mexico–0.1%
Mexico Government International Bond 3.60%, 1/30/25	U.S.$	948	$919,560

Poland–0.0%
Republic of Poland Government International Bond 6.375%, 7/15/19		10	10,276

Total Governments—Sovereign Bonds (cost $941,709)			929,836

	Shares
COMMON STOCKS–0.1%
Financials–0.1%
Insurance–0.1%
Mt. Logan Re Ltd. (Preference Shares)(g)(k) (cost $521,000)		521	522,535

	Principal Amount (000)
EMERGING MARKETS—SOVEREIGNS–0.1%
Egypt–0.1%
Egypt Government International Bond 6.125%, 1/31/22(c) (cost $405,000)	U.S.$	405	403,987

EMERGING MARKETS—TREASURIES–0.0%
Argentina–0.0%
Argentina POM Politica Monetaria Series POM 42.819% (ARLLMONP), 6/21/20(e) (cost $745,390)	ARS	12,200	348,656

SHORT-TERM INVESTMENTS–9.5%
Governments—Treasuries–2.9%
Japan–2.9%
Japan Treasury Discount Bill Series 715 Zero Coupon, 10/22/18 (cost $22,046,548)	JPY	2,460,000	$21,652,850

Agency Discount Note–2.5%
Federal Home Loan Bank Zero Coupon, 10/19/18–12/21/18 (cost $18,293,885)	U.S.$	18,355	18,292,900

U.S. Treasury Bills–2.2%
U.S. Treasury Bill Zero Coupon, 10/18/18–11/29/18 (cost $16,235,103)		16,287	16,234,155

		Shares
Investment Companies–1.9%
AB Fixed Income Shares, Inc.—Government Money Market Portfolio—Class AB, 1.98%(l)(m)(n) (cost $14,249,927)		14,249,927	14,249,927

Total Short-Term Investments (cost $70,825,463)			70,429,832

Total Investments—101.9% (cost $757,060,641)			747,988,953

Other assets less liabilities—(1.9)%			(13,814,441)

Net Assets—100.0%			$734,174,512

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at September 30, 2018	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	525	December 2018	USD	105,000	$110,888,666	$110,635,547	$(253,119)
U.S. T-Note 10 Yr (CBT) Futures	141	December 2018	USD	14,100	16,875,469	16,748,156	(127,313)
U.S. Ultra Bond (CBT) Futures	314	December 2018	USD	31,400	50,262,719	48,444,313	(1,818,406)

Sold Contracts
10 Yr Japan Bond (OSE) Futures	14	December 2018	JPY	1,400,000	18,519,273	18,493,751	25,522
10 Yr Mini Japan Government Bond Futures	45	December 2018	JPY	450,000	5,952,614	5,944,024	8,590

22	Sanford C. Bernstein Fund II, Inc.

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at September 30, 2018	Unrealized Appreciation/ (Depreciation)

Euro-BOBL Futures	53	December 2018	EUR	5,300	$8,098,657	$8,042,713	$55,944
U.S. T-Note 5 Yr (CBT) Futures	180	December 2018	USD	18,000	20,343,197	20,245,781	97,416

							$(2,011,366)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Barclays Bank PLC	USD	1,780	INR	123,922	12/13/18	$(91,156)
BNP Paribas SA	AUD	3,042	USD	2,210	10/11/18	11,384
Citibank, NA	BRL	1,355	USD	327	10/02/18	(8,580)
Citibank, NA	USD	338	BRL	1,355	10/02/18	(2,903)
Citibank, NA	JPY	197,999	USD	1,757	10/04/18	14,507
Citibank, NA	USD	1,769	INR	123,450	12/13/18	(86,379)
Credit Suisse International	GBP	1,528	EUR	1,700	10/11/18	(16,964)
Credit Suisse International	USD	1,779	NOK	14,419	11/15/18	(4,607)
Goldman Sachs Bank USA	GBP	1,678	USD	2,208	10/12/18	20,073
HSBC Bank USA	JPY	3,177,853	USD	28,731	10/10/18	745,296
JPMorgan Chase Bank, NA	AUD	3,393	USD	2,522	10/11/18	69,224
JPMorgan Chase Bank, NA	NZD	3,478	USD	2,341	10/11/18	35,942
JPMorgan Chase Bank, NA	PLN	6,619	USD	1,804	10/18/18	8,296
JPMorgan Chase Bank, NA	USD	1,938	NOK	15,820	11/15/18	8,844
Morgan Stanley & Co., Inc.	BRL	1,355	USD	338	10/02/18	2,903
Morgan Stanley & Co., Inc.	USD	329	BRL	1,355	10/02/18	6,552
Morgan Stanley & Co., Inc.	BRL	1,355	USD	328	11/05/18	(6,685)
Standard Chartered Bank	USD	3,649	KRW	4,064,646	11/15/18	17,139
Standard Chartered Bank	TWD	218,273	USD	7,133	12/11/18	(73,831)
State Street Bank & Trust Co.	USD	40	JPY	4,436	10/10/18	(764)
State Street Bank & Trust Co.	EUR	5,813	USD	6,844	10/11/18	89,891
State Street Bank & Trust Co.	USD	329	EUR	289	10/11/18	6,082
State Street Bank & Trust Co.	USD	532	EUR	455	10/11/18	(3,291)
State Street Bank & Trust Co.	KRW	2,020,996	USD	1,800	11/15/18	(23,257)
State Street Bank & Trust Co.	USD	410	CAD	529	11/16/18	(273)
State Street Bank & Trust Co.	USD	2,679	MYR	10,800	11/29/18	(71,602)
UBS AG	GBP	1,608	USD	2,100	10/12/18	3,035

						$648,876

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)
Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)

Buy Contracts
CDX-NAIG Series 31, 5 Year Index, 12/20/2023*	(1.00)%	Quarterly	0.60%	USD	10,360	$(202,008)	$(190,720)	$(11,288)

* Termination date

2018 Annual Report	23

Schedule of Investments (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)

EUR	47,700	6/11/20	(0.115)%	6 Month EURIBOR	Annual/Semi-Annual	$ (64,228)	$ —	$ (64,228)
AUD	55,940	6/21/20	2.118%	3 Month BBSW	Quarterly/Quarterly	(99,055)	—	(99,055)
NOK	637,800	6/22/20	6 Month NIBOR	1.378%	Semi-Annual/Annual	(72,925)	—	(72,925)
EUR	43,030	8/07/20	(0.143)%	6 Month EURIBOR	Annual/Semi-Annual	1,331	—	1,331
USD	18,420	9/10/23	3 Month LIBOR	2.896%	Quarterly/Semi-Annual	(144,765)	—	(144,765)
USD	1,670	11/08/26	1.657%	3 Month LIBOR	Semi-Annual/Quarterly	167,730	—	167,730
USD	1,140	4/26/27	2.287%	3 Month LIBOR	Semi-Annual/Quarterly	65,912	—	65,912
NOK	72,220	8/31/28	2.186%	6 Month NIBOR	Annual/Semi-Annual	81,786	—	81,786
USD	4,320	8/31/28	3 Month LIBOR	2.986%	Quarterly/Semi-Annual	(54,479)	—	(54,479)

						$ (118,693)	$ —	$ (118,693)

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA
Sprint Communications, Inc., 7.000%, 8/15/20, 6/20/19*	(5.00)%	Quarterly	0.29%	USD	975	$(34,550)	$(8,918)	$(25,632)
Sprint Communications, Inc., 7.000%, 8/15/20, 6/20/19*	(5.00)	Quarterly	0.29	USD	850	(30,121)	(7,498)	(22,623)
Citigroup Global Markets, Inc.
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.38	USD	38	(295)	477	(772)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.07	USD	1,608	95,354	124,807	(29,453)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.07	USD	1,608	95,354	120,557	(25,203)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.07	USD	1,980	117,414	143,437	(26,023)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.07	USD	804	47,677	66,278	(18,601)
Credit Suisse International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.38	USD	3,590	(27,843)	44,776	(72,619)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.38	USD	33	(256)	300	(556)
Deutsche Bank AG
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.38	USD	457	(3,544)	6,145	(9,689)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.38	USD	4,392	(34,063)	46,336	(80,399)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.38	USD	1,319	(10,229)	13,797	(24,026)

24	Sanford C. Bernstein Fund II, Inc.

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)%	Monthly	0.38%	USD	500	$(3,877)	$6,669	$(10,546)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.38	USD	287	(2,226)	2,713	(4,939)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.38	USD	538	(4,173)	6,984	(11,157)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.38	USD	1,077	(8,352)	13,982	(22,334)

Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	804	(94,390)	(94,651)	261
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	1,134	(133,131)	(130,551)	(2,580)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	1,608	(188,779)	(185,120)	(3,659)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	1,608	(188,779)	(181,485)	(7,294)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	1,134	(133,132)	(127,988)	(5,144)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	1,980	(232,452)	(218,245)	(14,207)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	1,215	(142,640)	(134,606)	(8,034)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	450	(52,830)	(49,791)	(3,039)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	567	(66,566)	(66,750)	184
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	345	(40,560)	(47,051)	6,491
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	325	(38,209)	(45,376)	7,167
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	297	(34,917)	(46,886)	11,969
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	58	(6,819)	(9,607)	2,788
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	385	(45,231)	(59,002)	13,771
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	1,200	(140,880)	(124,315)	(16,565)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	914	(107,456)	(60,802)	(46,654)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	1,600	(188,107)	(113,756)	(74,351)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	388	(45,616)	(23,762)	(21,854)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	1,127	(132,498)	(93,981)	(38,517)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	251	(29,509)	(20,931)	(8,578)

2018 Annual Report	25

Schedule of Investments (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.57%	USD	324	$(38,092)	$(27,593)	$(10,499)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	629	(73,949)	(61,712)	(12,237)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	417	(48,990)	(63,615)	14,625
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.35	USD	1,460	(17,634)	(29,369)	11,735
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	610	(71,716)	(71,751)	35
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	610	(71,716)	(71,723)	7
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	896	(105,339)	(75,786)	(29,553)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	45	(5,290)	(5,424)	134
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	278	(32,683)	(36,023)	3,340
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	457	(53,728)	(50,627)	(3,101)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	950	(111,689)	(74,683)	(37,006)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	268	(31,508)	(23,814)	(7,694)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	22	(2,586)	(2,027)	(559)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	45	(5,291)	(4,224)	(1,067)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	45	(5,291)	(4,571)	(720)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	89	(10,463)	(9,880)	(583)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	446	(52,435)	(62,418)	9,983
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	984	(115,686)	(116,510)	824
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	325	(38,209)	(51,374)	13,165
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	322	(37,857)	(54,120)	16,263
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	448	(52,669)	(76,380)	23,711
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	28	(3,289)	(4,373)	1,084
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	306	(35,976)	(33,525)	(2,451)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	1,200	(141,080)	(164,375)	23,295
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	369	(43,383)	(26,758)	(16,625)

						$(3,052,780)	$(2,456,469)	$(596,311)

* Termination date

26	Sanford C. Bernstein Fund II, Inc.

VARIANCE SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Volatility Strike Rate	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Deutsche Bank AG
AUD/JPY 1/14/20*	11.12%		AUD	90	$9,863	$-0-	$9,863
AUD/JPY 3/03/20*	12.75		AUD	46	(13,372)	-0-	(13,372)
Goldman Sachs Bank USA
AUD/JPY 3/10/20*	12.90		AUD	21	(6,864)	-0-	(6,864)
AUD/JPY 3/11/20*	12.80		AUD	25	(7,169)	-0-	(7,169)

					$(17,542)	$-0-	$(17,542)

* Termination date

(a)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, the aggregate market value of these securities amounted to $105,736,606 or 14.4% of net assets.
(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(e)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2018.
(f)	IO—Interest Only.
(g)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(h)	Illiquid security.
(i)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.20% of net assets as of September 30, 2018, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 8.716%, 4/25/26	4/29/16	$ 48,341	$48,563	0.01%
H/2 Asset Funding NRE Series 2015-1A, Class AFL 3.866%, 6/24/49	6/19/15	194,412	194,412	0.03%
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 6.466%, 11/25/24	11/06/15	192,750	211,744	0.03%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 7.466%, 11/25/25	9/28/15	680,375	765,695	0.10%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 7.716%, 11/25/25	9/28/15	203,762	237,761	0.03%

(j)	Inverse interest only security.
(k)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt. Logan Re Ltd. (Preference Shares)	12/30/14	$ 521,000	$522,535	0.07%

(l)	Affiliated investments.
(m)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(n)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

ARS—Argentine Peso

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

2018 Annual Report	27

Schedule of Investments (continued)

EUR—Euro

GBP—Great British Pound

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

PLN—Polish Zloty

TWD—New Taiwan Dollar

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ARLLMONP—Argentina Blended Policy Rate

ARMs—Adjustable Rate Mortgages

BBSW—Bank Bill Swap Reference Rate (Australia)

BOBL—Bundesobligationen

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CDX-NAIG—North American Investment Grade Credit Default Swap Index

CMBS—Commercial Mortgage-Backed Securities

CPI—Consumer Price Index

EURIBOR—Euro Interbank Offered Rate

LIBOR—London Interbank Offered Rates

NIBOR—Norwegian Interbank Offered Rate

OSE—Osaka Securities Exchange

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

28	Sanford C. Bernstein Fund II, Inc.

Statement of Assets and Liabilities—September 30, 2018

INTERMEDIATE DURATION INSTITUTIONAL
ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $742,810,714)	$733,739,026
Affiliated issuers (cost $14,249,927)	14,249,927
Foreign currencies, at value (cost $10,652)	31,615
Cash collateral due from broker	2,759,386
Receivables:
Unaffiliated interest and dividends	3,747,226
Affiliated dividends	11,589
Foreign withholding tax reclaims	3,228
Investment securities sold	3,590,572
Capital shares sold	1,560,315
Variation margin on futures	102,821
Unrealized appreciation of forward currency exchange contracts	1,039,168
Market value of credit default swaps (net premiums paid $597,258)	355,799
Market value of variance swaps	9,863

Total assets	761,200,535

LIABILITIES
Due to custodian	422
Payables:
Dividends to shareholders	558,053
Investment securities purchased	21,205,281
Variation margin on centrally cleared swaps	765,668
Advisory fee	195,896
Capital shares redeemed	139,870
Administrative fee	18,981
Transfer Agent fee	3,120
Accrued expenses and other liabilities	312,456
Market value of credit default swaps (net premiums received $3,053,727)	3,408,579
Unrealized depreciation of forward currency exchange contracts	390,292
Market value of variance swaps	27,405

Total liabilities	27,026,023

NET ASSETS	$734,174,512

SHARES OF CAPITAL STOCK OUTSTANDING	50,474,749

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$14.55

NET ASSETS CONSIST OF:
Capital stock, at par*	$50,475
Additional paid-in capital	754,806,722
Accumulated loss	(20,682,685)

$734,174,512

* The Sanford C. Bernstein Fund II, Inc., has authorized 18 billion shares of common stock with par value of $.001 per share.

See Notes to Financial Statements.

2018 Annual Report	29

Statement of Operations—for the year ended September 30, 2018

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO
INVESTMENT INCOME
Income:
Interest	$20,357,289
Dividends
Unaffiliated issuers	22,235
Affiliated issuers	110,160
Other income	683

Total income	20,490,367

Expenses:
Advisory fee (see Note 2A)	3,277,841
Custodian fee	205,773
Transfer Agent fee	18,523
Auditing and tax fees	105,746
Administrative	69,633
Registration fees	35,904
Legal fees	34,319
Printing fees	32,403
Directors’ fees and expenses	25,799
Miscellaneous	44,617

Total expenses	3,850,558
Less: expenses waived and reimbursed by the Adviser (see Note 2A and 2C)	(699,621)

Net expenses	3,150,937

Net investment income	17,339,430

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (a)	(5,852,239)
Forward currency exchange contracts	(104,095)
Futures	(3,570,277)
Swaps	2,346,628
Swaptions written	77,094
Foreign currency transactions	784,624

Net realized loss on investment and foreign currency transactions	(6,318,265)

Net change in unrealized appreciation/depreciation of:
Investments (b)	(17,082,503)
Forward currency exchange contracts	312,941
Futures	(1,264,469)
Swaps	(611,791)
Foreign currency denominated assets and liabilities and other assets	1,368

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(18,644,454)

Net realized and unrealized loss on investment and foreign currency transactions	(24,962,719)

Contributions from affiliates (see Note 2A)	10,555

Net decrease in net assets resulting from operations	$(7,612,734)

(a) Net of foreign capital gains taxes of $96,115.

(b) Net of decrease in accrued foreign capital gains taxes of $4,445.

See Notes to Financial Statements.

30	Sanford C. Bernstein Fund II, Inc.

Statement of Changes in Net Assets

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$17,339,430	$15,541,669
Net realized loss on investment and foreign currency transactions	(6,318,265)	(1,595,005)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities and other assets and liabilities	(18,644,454)	(9,635,189)
Contributions from affiliates (see Note 2A)	10,555	2,527

Net increase (decrease) in net assets resulting from operations	(7,612,734)	4,314,002
Distributions to shareholders*	(18,192,655)	(24,389,405)

Capital-share transactions:
Net proceeds from sales of shares	147,593,732	201,144,887
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	16,051,161	21,873,323

Total proceeds from shares sold	163,644,893	223,018,210
Cost of shares redeemed	(92,944,434)	(148,094,385)

Net increase in net assets from capital-share transactions	70,700,459	74,923,825

Net increase in net assets	44,895,070	54,848,422

NET ASSETS:
Beginning of period	689,279,442	634,431,020

End of period	$734,174,512	$689,279,442

* The prior year’s amounts have been reclassified to conform with the current year’s presentation. See Note 8, Recent Accounting Pronouncements, in the Notes to Financial Statements for more information.

See Notes to Financial Statements.

2018 Annual Report	31

Financial Highlights

Selected per-share data and ratios for a share of capital stock outstanding for the Portfolio for each of the periods presented:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15		YEAR ENDED 9/30/14
Net asset value, beginning of period	$15.08	$15.57	$15.29	$15.77		$15.52

Income from investment operations
Investment income, net†‡	0.36	0.38	0.43	0.40		0.48
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.51)	(0.27)	0.52	0.00	(a)	0.31
Contributions from affiliates	0.00 (a)	0.00 (a)	0	0		0

Total from investment operations	(0.15)	0.11	0.95	0.40		0.79

Less dividends and distributions:
Dividends from net investment income	(0.38)	(0.41)	(0.52)	(0.47)		(0.45)
Dividends from net realized gain on investment transactions	0	(0.19)	(0.15)	(0.41)		(0.09)

Total dividends and distributions	(0.38)	(0.60)	(0.67)	(0.88)		(0.54)

Net asset value, end of period	$14.55	$15.08	$15.57	$15.29		$15.77

Total return (b)	(0.98)%	0.78%	6.42%	2.60%		5.21%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$734,175	$689,279	$634,431	$614,965		$634,032
Average net assets (000 omitted)	$702,953	$622,162	$617,969	$632,506		$707,180
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.45%	0.45%	0.45%	0.45%	+	0.45%
Expenses, before waiver/reimbursements	0.55%	0.59%	0.59%	0.58%	+	0.58%
Net investment income‡	2.47%	2.50%	2.79%	2.61%	+	3.08%
Portfolio turnover rate	189%	229%	146%	266%		260%

†	Based on average shares outstanding.
‡	Net of fees and expenses waived by the Adviser.
+	The ratio includes expenses attributable to costs of proxy solicitation.
(a)	Amount is less than $.005.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

See Notes to Financial Statements.

32	Sanford C. Bernstein Fund II, Inc.

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund II, Inc. (the “Fund”) is a managed open-end registered investment company incorporated in Maryland on February 7, 2002. The Fund, currently comprises one portfolio, the Intermediate Duration Institutional Portfolio (the “Portfolio”). The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2018 Annual Report	33

Notes to Financial Statements (continued)

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those based on their market values as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

34	Sanford C. Bernstein Fund II, Inc.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of September 30, 2018:

INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Governments—Treasuries	$0	$165,023,554	$0	$165,023,554
Corporates—Investment Grade	0	160,433,580	0	160,433,580
Mortgage Pass-Throughs	0	121,672,814	0	121,672,814
Commercial Mortgage-Backed Securities	0	53,033,924	9,056,899	62,090,823
Asset-Backed Securities	0	38,966,223	12,223,713	51,189,936
Collateralized Mortgage Obligations	0	36,934,197	302,644	37,236,841
Inflation-Linked Securities	0	31,518,339	0	31,518,339
Corporates—Non-Investment Grade	0	22,336,656	0	22,336,656
Agencies	0	16,279,938	0	16,279,938
Local Governments—US Municipal Bonds	0	2,970,546	0	2,970,546
Emerging Markets—Corporate Bonds	0	2,969,174	0	2,969,174
Quasi-Sovereigns	0	1,631,906	0	1,631,906
Governments—Sovereign Bonds	0	929,836	0	929,836
Common Stocks	0	0	522,535	522,535
Emerging Markets—Sovereigns	0	403,987	0	403,987
Emerging Markets—Treasuries	0	348,656	0	348,656
Short-Term Investments:
Governments—Treasuries	0	21,652,850	0	21,652,850
Agency Discount Notes	0	18,292,900	0	18,292,900
U.S. Treasury Bills	0	16,234,155	0	16,234,155
Investment Companies	14,249,927	0	0	14,249,927
Total Investments in Securities	14,249,927	711,633,235	22,105,791	747,988,953
Other Financial Instruments (a):
Assets:
Futures	187,472	0	0	187,472	(b)
Forward Currency Exchange Contracts	0	1,039,168	0	1,039,168
Centrally Cleared Interest Rate Swaps	0	316,759	0	316,759	(b)
Credit Default Swaps	0	355,799	0	355,799
Variance Swaps	0	9,863	0	9,863
Liabilities:
Futures	(2,198,838)	0	0	(2,198,838	)(b)
Forward Currency Exchange Contracts	0	(390,292)	0	(390,292)
Centrally Cleared Credit Default Swaps	0	(202,008)	0	(202,008	)(b)
Centrally Cleared Interest Rate Swaps	0	(435,452)	0	(435,452	)(b)
Credit Default Swaps	0	(3,408,579)	0	(3,408,579)
Variance Swaps	0	(27,405)	0	(27,405)
Total (c)	$12,238,561	$708,891,088	$22,105,791	$743,235,440

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Centrally cleared swaps with upfront premiums are presented here at market value.

(c)	There were no transfers between Level 1 and Level 2 during the reporting period.

2018 Annual Report	35

Notes to Financial Statements (continued)

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	COMMERCIAL MORTGAGE- BACKED SECURITIES	ASSET- BACKED SECURITIES		COLLATERALIZED MORTGAGE OBLIGATIONS
Balance as of 9/30/17	$8,766,047	$9,189,972		$300,892
Accrued discounts/(premiums)	4,936	1,006		0
Realized gain (loss)	(228,643)	2,366		0
Change in unrealized appreciation/depreciation	27,869	(99,453)		1,752
Purchases/Payups	2,435,000	8,541,422		0
Sales/Paydowns	(1,825,303)	(5,411,600)		0
Transfers in to Level 3	0	0		0
Transfers out of Level 3	(123,007)	0		0

Balance as of 9/30/18	$9,056,899	$12,223,713		$302,644

Net change in unrealized appreciation/depreciation from investments held as of 9/30/18 (a)	$(29,999)	$(98,757)		$1,752

	COMMON STOCKS	TOTAL
Balance as of 9/30/17	$540,659	$18,797,570
Accrued discounts/(premiums)	0	5,942
Realized gain (loss)	0	(226,277)
Change in unrealized appreciation/depreciation	(18,124)	(87,956)
Purchases/Payups	0	10,976,422
Sales/Paydowns	0	(7,236,903)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	(123,007	)(b)

Balance as of 9/30/18	$522,535	$22,105,791

Net change in unrealized appreciation/depreciation from investments held as of 9/30/18 (a)	$(18,124)	$(145,128)

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(b)	There were de minimis transfers under 1% of net assets during the reporting period.

The following presents information about significant unobservable inputs related to the Portfolio’s Level 3 investments at September 30, 2018. Securities priced by third party vendors and by brokers, which approximates fair value, are excluded from the following table:

	QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS
	FAIR VALUE AT 9/30/18	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	INPUT
Common Stocks	$522,535	Market Approach	NAV Equivalent	$1,002.95/N/A

36	Sanford C. Bernstein Fund II, Inc.

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in NAV equivalent in isolation would be expected to result in a significantly higher (lower) fair value measurement.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C.	Foreign Currency Translation

The accounting records of the Portfolio are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolio does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolio may be subject to taxes imposed by countries

2018 Annual Report	37

Notes to Financial Statements (continued)

in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time the Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time the Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Distribution of Income and Gains

Net investment income of the Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly.

Distributions of net realized gains, less any available loss carryforwards, if any, for the Portfolio will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effect of such permanent differences on the Portfolio which includes contributions from affiliates, is reflected as an adjustment to components of capital as of September 30, 2018, as shown below:

INCREASE (DECREASE) TO ADDITIONAL PAID-IN CAPITAL	INCREASE (DECREASE) TO ACCUMULATED LOSS
$(13,086)	$13,086

H.	Repurchase Agreements

It is the Portfolio’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

38	Sanford C. Bernstein Fund II, Inc.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Advisory Fee

Under the advisory agreement between the Fund and Adviser, the Portfolio pays the Adviser an advisory fee at an annual rate of 0.45% of the first $2.5 billion, 0.40% of the next $2.5 billion, 0.35% of the next $3 billion and 0.30% in excess of $8 billion of the average daily net assets of the Portfolio. Prior to January 1, 2018, the advisory fee was 0.50% of the first $1 billion and 0.45% in excess of $1 billion of the Portfolio’s average daily net assets. Pursuant to an Expense Limitation Agreement, during the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Portfolio for a portion of its expenses to the extent necessary to limit the Portfolio’s expenses to 0.45%. This waiver extends through January 29, 2019 and may be extended by the Adviser for additional one-year terms. For the year ended September 30, 2018, the aggregate amount of such fee waiver was $685,088.

During the year ended September 30, 2018, the Adviser reimbursed the Portfolio $10,555 for trading losses incurred due to trade entry errors. During the year ended September 30, 2017, the Adviser reimbursed the Portfolio $2,527 for trading losses incurred due to trade entry errors.

B.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of the Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolio. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

C.	Investments and other transactions with Affiliated Issuers

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of the Government Money Market Portfolio until August 31, 2019. In connection with the investment by the Portfolio in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of the Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended September 30, 2018, such waiver amounted to $14,533.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended September 30, 2018 is as follows:

FUND	MARKET VALUE 9/30/17 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 9/30/18 (000)	DIVIDEND INCOME (000)
Government Money Market Portfolio	$5,582	$398,812	$390,144	$14,250	$110

Brokerage commissions paid on investment transactions for the year ended September 30, 2018 amounted to $25,388, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser.

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the year ended September 30, 2018, the Portfolio had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

	PURCHASES	SALES
Investment securities (excluding U.S. government securities)	$202,817,339	$155,176,004
U.S. government securities	1,188,068,598	1,118,440,692

2018 Annual Report	39

Notes to Financial Statements (continued)

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$757,092,122

Gross unrealized appreciation	$8,379,931
Gross unrealized depreciation	(17,724,727)

Net unrealized appreciation	$(9,344,796)

B.	Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2018, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or

40	Sanford C. Bernstein Fund II, Inc.

depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended September 30, 2018, the Portfolios held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or receivedfor OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps are subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

2018 Annual Report	41

Notes to Financial Statements (continued)

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2018, the Portfolio held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of September 30, 2018, the Portfolio had no Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended September 30, 2018, the Portfolio held credit default swaps for hedging and non-hedging purposes.

Variance Swaps:

A Portfolio may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the year ended September 30, 2018, the Portfolio held variance swaps for hedging purposes.

42	Sanford C. Bernstein Fund II, Inc.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended September 30, 2018, the Portfolio had entered into the following derivatives:

	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Receivable/Payable for variation margin on futures	$187,472	*	Receivable/Payable for variation margin on futures	$2,198,838	*
Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps			Receivable/Payable for variation margin on centrally cleared swaps	11,288	*
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	316,759	*	Receivable/Payable for variation margin on centrally cleared swaps	435,452	*
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	1,039,168		Unrealized depreciation on forward currency exchange contracts	390,292
Credit contracts	Market value of credit default swaps	355,799		Market value of credit default swaps	3,408,579
Equity contracts	Market value of variance swaps	9,863		Market value of variance swaps	27,405
Total		$1,909,061			$6,471,854

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(3,570,277)	$(1,264,469)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(104,095)	312,941

2018 Annual Report	43

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(120,627)	$0
Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	77,094	0
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,995,537	(961,020)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	351,091	366,771
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	0	(17,542)
Total		$(1,371,277)	$(1,563,319)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended September 30, 2018:

Futures:
Average original value of buy contracts	$120,772,719
Average original value of sale contracts	$70,160,797

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$23,984,293
Average principal amount of sale contracts	$99,933,480

Purchased Swaptions:
Average notional amount	$37,350,000	(a)

Written Swaptions:
Average notional amount	$89,710,000	(a)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$152,457,833

Credit Default Swaps:
Average notional amount of buy contracts	$14,517,538
Average notional amount of sale contracts	$18,073,154

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$10,360,000	(b)
Average notional amount of sale contracts	$3,540,000	(a)

Variance Swap
Average notional amount	$1,429,747	(c)

(a)	Positions were open for one month during the year.

(b)	Positions were open for six months during the year.

44	Sanford C. Bernstein Fund II, Inc.

(c)	Positions were open for nine months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of September 30, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
BNP Paribas SA	$11,384	$0	$0	$0	$11,384
Citibank, NA	14,507	(14,507)	0	0	0
Citigroup Global Markets, Inc.	355,799	(355,799)	0	0	0
Deutsche Bank AG	9,863	(9,863)	0	0	0
Goldman Sachs Bank USA/Goldman Sachs International	20,073	(20,073)	0	0	0
HSBC Bank USA	745,296	0	0	0	745,296
JPMorgan Chase Bank, NA	122,306	0	0	0	122,306
Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	9,455	(9,455)	0	0	0
Standard Chartered Bank	17,139	(17,139)	0	0	0
State Street Bank & Trust Co.	95,973	(95,973)	0	0	0
UBS AG	3,035	0	0	0	3,035
Total	$1,404,830	$(522,809)	$0	$0	$882,021	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Barclays Bank PLC	$91,156	$0	$0	$0	$91,156
Citibank, NA	162,533	(14,507)	0	0	148,026
Citigroup Global Markets, Inc.	1,398,730	(355,799)	0	(898,682)	144,249
Credit Suisse International	854,767	0	0	(806,851)	47,916
Deutsche Bank AG	419,314	(9,863)	0	(401,897)	7,554
Goldman Sachs Bank USA/Goldman Sachs International	523,085	(20,073)	0	(503,012)	0
Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	203,673	(9,455)	0	(194,218)	0
Standard Chartered Bank	73,831	(17,139)	0	0	56,692
State Street Bank & Trust Co.	99,187	(95,973)	0	0	3,214
Total	$3,826,276	$(522,809)	$0	$(2,804,660)	$498,807	^

2018 Annual Report	45

Notes to Financial Statements (continued)

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C.	Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended September 30, 2018, the Portfolio earned drop income of $1,239,314 which is included in interest income in the accompanying statement of operations.

E.	Reverse Repurchase Agreements

The Portfolio may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Portfolio is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio in the event of a default. In the event of a default by a MRA counterparty, the Portfolio may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended September 30, 2018, the average amount of reverse repurchase agreements outstanding was $287,985 and the daily weighted average interest rate was (1.35)%. During the period, the Portfolio received net interest payment from counterparties.

For the year ended September 30, 2018, the Portfolio had no transactions in reverse repurchase agreements outstanding.

46	Sanford C. Bernstein Fund II, Inc.

NOTE 4.	Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2018 and September 30, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$18,192,655	$19,893,502
Net long-term capital gains	0	4,495,903

Total taxable distributions paid	$18,192,655	$24,389,405

As of September 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,422,487
Accumulated capital losses and other losses	(13,184,956	) (a)
Unrealized appreciation/(depreciation)	(9,362,163	) (b)

Total accumulated earnings/(deficit)	$(20,124,632	) (c)

(a)	As of September 30, 2018, the Portfolio had a net capital loss carryforward of $13,184,956.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the tax treatment of passive foreign investment companies (PFICs), and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of September 30, 2018, the Portfolio had a net short-term capital loss carryforward of $10,348,563 and a net long-term capital loss carryforward of $2,836,393, which may be carried forward for an indefinite period.

NOTE 5.	Risks Involved in Investing in the Portfolio

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and Federal Reserve and other central bank monetary initiatives, as well as the market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from funds, such as the Portfolio, that invest largely in fixed-income securities.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or

2018 Annual Report	47

Notes to Financial Statements (continued)

“widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. For example, generally a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

Emerging Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk—The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Mortgage-Related Securities Risk—Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower

48	Sanford C. Bernstein Fund II, Inc.

yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk—The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but these techniques, analyses and decisions may not work as intended or may not produce the desired results. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. In addition, the Adviser may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolio.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk—The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

Market Risk—The Portfolio is subject to market risk, which is the risk that stock and bond prices in general may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets. Other governments have tried to support markets by buying stocks and through other market interventions. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests.

Current political uncertainty surrounding the European Union (“EU”) and its membership may increase market volatility. The United Kingdom (“UK”) has voted to withdraw from the EU, and one or more other countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU. The financial instability of some countries in the EU, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other

2018 Annual Report	49

Notes to Financial Statements (continued)

countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Portfolio Turnover Risk—The Portfolio’s investment strategies may result in high portfolio turnover. The Portfolio generally buys portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. From time to time, the Portfolio may engage in active short-term trading to seek short-term profits during periods of fluctuating interest rates or for other reasons. This trading may increase the Portfolio’s rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by the Portfolio and its shareholders.

Cybersecurity Risk—Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

Share transactions for the years ended September 30, 2018 and September 30, 2017, were as follows:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17
Shares sold	9,979,848	13,343,677	$147,593,732	$201,144,887
Shares issued to shareholders on reinvestment of dividends and distributions	1,088,334	1,461,927	16,051,161	21,873,323
Shares redeemed	(6,287,472)	(9,863,615)	(92,944,434)	(148,094,385)

Net increase	4,780,710	4,941,989	$70,700,459	$74,923,825

At September 30, 2018, a shareholder of the Portfolio owned 11% of the Portfolio’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Portfolio’s performance.

50	Sanford C. Bernstein Fund II, Inc.

NOTE 7.	Line of Credit

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended September 30, 2018.

NOTE 8.	Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has evaluated the impact of the amendments and determined the effect of the adoption of the rules will simplify certain disclosure requirements on the financial statements.

NOTE 9.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

2018 Annual Report	51

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Intermediate Duration Institutional Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Intermediate Duration Institutional Portfolio (the “Fund”), (the portfolio constituting the Sanford C. Bernstein Fund II, Inc.) (the “Company”)), including the portfolio of investments, as of September 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (the portfolio constituting the Sanford C. Bernstein Fund II, Inc.) at September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

November 28, 2018

52	Sanford C. Bernstein Fund II, Inc.

2018 Federal Tax Information (Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended September 30, 2018. For foreign shareholders, 84.05% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2019.

2018 Annual Report	53

Sanford C. Bernstein Fund II, Inc.

BOARD OF DIRECTORS

Marshall C. Turner, Jr.*

Chairman

Michael J. Downey*

Director

William H. Foulk, Jr.*

Director

Nancy P. Jacklin*

Director

Robert M. Keith

President and Chief Executive Officer

Carol C. McMullen*

Director

Garry L. Moody*

Director

Earl D. Weiner*

Director

OFFICERS

Michael Canter**

Vice President

Shawn E. Keegan**

Vice President

Douglas J. Peebles**

Vice President

Janaki Rao**

Vice President

Greg J. Wilensky**

Vice President

Emilie D. Wrapp

Secretary

Michael B. Reyes

Senior Analyst

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Vincent S. Noto

Chief Compliance Officer

Stephen M. Woetzel

Controller

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

5 Times Square

New York, New York 10036

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, Massachusetts 02210

TRANSFER AGENT

DST Asset Manager Solutions

2000 Crown Colony Drive

Quincy, Massachusetts 02169

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

* Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

** The day-to-day management of, and investment decisions for, Sanford C. Bernstein Fund II, Inc.’s portfolio are made by the U.S. Investment Grade: Core Fixed Income Team. Messrs. Canter, Keegan, Peebles, Rao and Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

54	Sanford C. Bernstein Fund II, Inc.

DIRECTORS’ INFORMATION
Name, Address*, Age, (Year First Elected**)	Principal Occupation(s) During Past Five (5) Years and Other Information***	Portfolios in AB Fund Complex Overseen By Director	Other Public Company Directorships Currently Held By Director
INTERESTED DIRECTOR
Robert M. Keith,+ 1345 Avenue of the Americas New York, NY 10105 58 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	94	None
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr.,† Chairman of the Board 77 (2005)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	94	Xilinx, Inc. (programmable logic semi-conductors) since 2007

2018 Annual Report	55

Sanford C. Bernstein Fund II, Inc. (continued)

DIRECTORS’ INFORMATION (continued)
Name, Address*, Age, (Year First Elected**)	Principal Occupation(s) During Past Five (5) Years and Other Information***	Portfolios in AB Fund Complex Overseen By Director	Other Public Company Directorships Currently Held By Director
Michael J. Downey,† 74 (2005)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	94	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

William H. Foulk, Jr.,†^ 86 (2002)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	94	None

56	Sanford C. Bernstein Fund II, Inc.

DIRECTORS’ INFORMATION (continued)
Name, Address*, Age, (Year First Elected**)	Principal Occupation(s) During Past Five (5) Years and Other Information***	Portfolios in AB Fund Complex Overseen By Director	Other Public Company Directorships Currently Held By Director
Nancy P. Jacklin,† 70 (2006)	Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	94	None

Carol C. McMullen,† 63 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	94	None

2018 Annual Report	57

Sanford C. Bernstein Fund II, Inc. (continued)

DIRECTORS’ INFORMATION (continued)
Name, Address*, Age, (Year First Elected**)	Principal Occupation(s) During Past Five (5) Years and Other Information***	Portfolios in AB Fund Complex Overseen By Director	Other Public Company Directorships Currently Held By Director
Garry L. Moody,† 66 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	94	None

Earl D. Weiner,† 79 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	94	None

* The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

** There is no stated term of office for the Fund’s Directors.

*** The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

† Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

+ Mr. Keith is an “interested person”, of the Fund, as defined in the Investment Company Act of 1940, due to his position as a Senior Vice President of the Adviser.

^ Mr. Foulk is expected to retire as a Director effective December 31, 2018.

58	Sanford C. Bernstein Fund II, Inc.

OFFICERS’ INFORMATION
Name, Address* and Age	Principal Position(s) Held with Fund	Principal Occupation During Past Five (5) Years
Robert M. Keith 58	President and Chief Executive Officer	See biography above.

Michael Canter 49	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2013.

Shawn E. Keegan 47	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2013.

Douglas J. Peebles 53	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2013.

Greg J. Wilensky 51	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2013.

Emilie D. Wrapp 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI†, with which she has been associated since prior to 2013.

Michael B. Reyes 42	Senior Analyst	Vice President of the Adviser†, with which he has been associated since prior to 2013.

Joseph J. Mantineo 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)†, with which he has been associated since prior to 2013.

Stephen M. Woetzel 47	Controller	Senior Vice President of ABIS†, with which he has been associated since prior to 2013.

Vincent S. Noto 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser† since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser since 2012.

* The address for the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

†The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

2018 Annual Report	59

Continuance Disclosure

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018 relating to a Joint Meeting of Shareholders originally scheduled to be held on October 11, 2018 and for certain AB Funds subsequently adjourned to November 14, 2018, the approval of new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including Sanford C. Bernstein Fund II, Inc. in respect of Bernstein Intermediate Duration Institutional Portfolio (the “Fund”), arises from the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including the Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

The AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Fund, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The AB Boards approved the Proposed Agreements and the Interim Advisory Agreements at a meeting held on July 31-August 2, 2018 and a discussion regarding the basis for the Boards’ approval is set forth below.

Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreement and Interim Advisory Agreement in the Context of Potential Assignments

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction with the nature and quality of services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the

60	Sanford C. Bernstein Fund II, Inc.

selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of

2018 Annual Report	61

Continuance Disclosure (continued)

the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the ‘‘15(c) provider’’) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

62	Sanford C. Bernstein Fund II, Inc.

The Directors noted that many of the Funds may invest in shares of exchange-traded funds (‘‘ETFs’’), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

2018 Annual Report	63

Continuance Disclosure (continued)

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested directors (the “directors”) of Sanford C. Bernstein Fund II, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser, as proposed to be amended to effect a fee reduction (as so amended, the “Advisory Agreement”), in respect of Bernstein Intermediate Duration Institutional Portfolio (the “Fund”) at a meeting held on October 31-November 2, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the proposed advisory fee, in which the Senior Officer concluded that the proposed contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The directors noted that the proposed lowering of the advisory fee would benefit the Fund and its shareholders. The directors noted that the Adviser was reducing fees for business reasons, and had assured them that there would be no diminution in the nature or quality of services to the Fund. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

64	Sanford C. Bernstein Fund II, Inc.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund and that the proposed reduction in the advisory fee rate would likely impact the Adviser’s profitability analysis in future years. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund. The directors noted that shares of the Fund are distributed exclusively through a subsidiary of the Adviser, and that such subsidiary receives fees from its clients in connection with its services. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s pro forma contractual effective advisory fee rate (reflecting a reduction in the advisory fee rate to take effect in January 2018) with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another AB Fund with a similar investment style.

2018 Annual Report	65

Continuance Disclosure (continued)

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions; (iii) must prepare and distribute regulatory and other communications about fund operations; (iv) must service, and be marketed to, retail investors and financial intermediaries; and (v) requires a larger sales support infrastructure. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund contains breakpoints that reduce the Fund’s fee rate on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

66	Sanford C. Bernstein Fund II, Inc.

Distributor

SANFORD C. BERNSTEIN FUND II, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBII-2038-0918

ITEM 2. CODE OF ETHICS.

(a)    The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b)    During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c)    During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, William H. Foulk, Jr. and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit- Related Fees	Tax Fees
Bernstein Intermediate Duration Institutional Portfolio	2017	$82,710	$—	$19,711
	2018	$82,710	$(44)	$20,611

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a)–(c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
Bernstein Intermediate Duration Institutional Portfolio	2017	$649,166	$19,711
			$—
			$(19,711)
	2018	$670,031	$20,567
			$44
			$(20,611)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund II, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:    November 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:    November 29, 2018

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:    November 29, 2018